UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2026

Sadot Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-39223	47-2555533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

295 E. Renfro Street, Suite 300, Burleson, Texas 76028

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (832) 604-9568

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SDOT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On October 12, 2026, Sadot Group Inc. (the “Company”) entered into a letter agreement (the “Termination Agreement”) with VisionWave Holdings, Inc. (“VisionWave”), VisionWave IL Ltd., CMJV LLC (“CMJV”), C.M. Composite Materials Ltd. (“CM”) and Matania (Mati) Moskovich, the sole shareholder of CM, pursuant to which the parties terminated the Joint Venture and Operating Agreement dated as of September 30, 2026 (the “JV Agreement”) among the Company, VisionWave and CMJV, and unwound the transactions consummated at the closing of the JV Agreement, other than the issuance of the Entry Premium Shares (as defined below), which VisionWave will retain. The JV Agreement was previously described in, and filed as Exhibit 10.1 to, the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 1, 2026 (the “Prior 8-K”).

As described in the Prior 8-K, under the JV Agreement the Company and VisionWave established CMJV as a 50/50 joint venture relating to CM, an Israeli advanced-composites manufacturer; VisionWave contributed to CMJV its rights under its share purchase agreement and loan agreement with CM and its sole shareholder; the Company committed to contribute $7,814,323 in cash to CMJV in tranches over twelve months (the “Capital Commitment”), to be lent by CMJV to CM against draw requests; and the Company agreed to issue 250,000 shares of its common stock to VisionWave as a joint venture entry premium (the “Entry Premium Shares”). The JV Agreement required CMJV to deliver, and to cause CM to deliver, to the Company quarterly unaudited and annual audited financial statements of CM and its subsidiary prepared in accordance with IFRS or U.S. GAAP (audited by a PCAOB-registered firm where required for the Company’s SEC reporting), permitted the Company to withhold approval of any draw request if CM was delinquent in delivering such financial statements, and required the parties to cooperate in providing financial statements of CM prepared in accordance with Regulation S-X for inclusion in the Company’s periodic reports and registration statements.

On or about October 8, 2026, CM advised the Company and VisionWave that it is unable to produce the financial statements required by the JV Agreement and has no present ability to engage an independent auditor to audit such financial statements within a period acceptable to the Company and VisionWave. As a result, no draw request could be approved and no funding could occur under the JV Agreement, and the Company would be unable to account for and report on its investment in CMJV, and CMJV’s loans to and prospective ownership interest in CM, in its reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and its registration statements under the Securities Act of 1933, as amended (the “Securities Act”). In light of the foregoing, the parties determined to terminate the JV Agreement by mutual agreement.

Under the Termination Agreement, effective October 12, 2026 (the “Effective Date”): (i) the JV Agreement was terminated in its entirety, other than the confidentiality provisions and certain miscellaneous provisions that survive to the extent necessary to interpret and enforce the Termination Agreement; (ii) the Capital Commitment, the related minimum funding milestones and the unit true-up mechanism were extinguished, and the Company has no obligation to fund any amount to CMJV, VisionWave or CM; (iii) all 7,814,323 units of membership interest in CMJV held by the Company were cancelled for no consideration, the Company withdrew as a member of CMJV, and the Company’s two designees resigned as managers of CMJV, with the result that VisionWave is the sole member of CMJV and retains all rights relating to CM; (iv) VisionWave will retain all 250,000 Entry Premium Shares and, in consideration for such retention, the termination and the mutual releases, VisionWave agreed to issue to the Company 500,000 shares of VisionWave common stock (the “VisionWave Consideration Shares”); (v) the Company ceased to be a beneficiary of the Acknowledgment, Consent and Loan Agreement Amendment executed by CM and its sole shareholder at the closing of the JV Agreement, and CM and its sole shareholder acknowledged that the Company is not a lender to CM and has no funding obligation to CM; and (vi) the parties exchanged mutual general releases of all claims arising out of or relating to the JV Agreement and the related transaction documents, subject to customary exceptions. VisionWave, VisionWave IL Ltd. and CMJV agreed to indemnify the Company against claims relating to CM, the loans to CM and the related agreements. The Termination Agreement contains mutual non-disparagement covenants and provides that the Company and VisionWave will coordinate their public disclosure of the termination.

Prior to the termination, the Company had not funded any portion of the Capital Commitment, no draw request had been submitted, and the acquisition of an equity interest in CM contemplated by the JV Agreement had not occurred. The Company did not incur, and is not required to pay, any early termination penalty, break fee or other amount in connection with the termination. The Company does not own, and will not own, any interest in CMJV or CM. The VisionWave Consideration Shares are negotiated consideration payable to the Company for VisionWave’s retention of the Entry Premium Shares and are not an early termination penalty or break fee.

Haggai Ravid, Executive Director and a member of the Company’s board of directors, is also a member of the board of directors of VisionWave and was one of the Company’s designated managers of CMJV. The Termination Agreement was approved by the Company’s board of directors, with the directors other than Mr. Ravid approving the Termination Agreement following disclosure of Mr. Ravid’s relationship with VisionWave, and by the Audit Committee of the board of directors.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

The information set forth in Item 1.02 of this Current Report on Form 8-K is incorporated herein by reference. The 250,000 Entry Premium Shares previously issued by the Company to VisionWave will remain outstanding and owned by VisionWave. Pursuant to the Termination Agreement, VisionWave has agreed to issue 500,000 shares of its common stock to the Company as full and final negotiated consideration for VisionWave’s retention of the Entry Premium Shares and the other matters described therein. The Company expects that the VisionWave Consideration Shares will be issued as restricted securities in a transaction exempt from registration under the Securities Act, subject to applicable law.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements regarding the issuance of the VisionWave Consideration Shares, the effects of the termination of the JV Agreement on the Company, and the Company’s plans following the termination. Forward-looking statements can be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “will,” “may,” “would” and similar expressions. These statements are based on current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including the risk that the VisionWave Consideration Shares are not issued when required, changes in the market value of such shares; the accounting treatment of the termination; the Company’s ability to identify and pursue alternative opportunities; the Company’s continued listing on The Nasdaq Stock Market; and the other risks described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC. Forward-looking statements speak only as of the date hereof, and the Company undertakes no obligation to update them except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Letter Agreement, dated October 12, 2026, by and among Sadot Group Inc., VisionWave Holdings, Inc., VisionWave IL Ltd., CMJV LLC, C.M. Composite Materials Ltd. and Matania (Mati) Moskovich.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SADOT GROUP INC.

Date: October 13, 2026

By: /s/ Michael D. Murray

Name: Michael D. Murray

Title: Chief Executive Officer and Chief Financial Officer